UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

XENON PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200-3650 Gilmore Way Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	XENE	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission (“the SEC”) issued an Order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the March 4, 2020 order was modified and superseded by a new SEC order (Release No. 34-88465), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “SEC Order”).

Xenon Pharmaceuticals Inc. (the “Company”) is filing this Current Report on Form 8-K to report that it will be delaying the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Quarterly Report”) in reliance on the SEC Order. Due to the outbreak and spread of COVID-19, employees in the Company’s financial reporting and legal departments have been working remotely and therefore been unable to maintain the same ordinary course interactions with the Company’s professional advisors, including the Company’s external auditors.  As a result, the preparation and completion of the Company’s financial statements for the three months ended March 31, 2020 to be included in the Quarterly Report have been delayed.

Based on the foregoing, the Company expects to file the Quarterly Report on May 21, 2020, no later than 45 days after the original due date of the Quarterly Report. In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, with the following risk factor relating to the impact of COVID-19, as may be updated to reflect subsequent events:

The COVID-19 pandemic and other public health crises may materially and adversely affect our business, financial condition and results of operations.

The novel coronavirus (“COVID-19”) pandemic and other public health crises may materially and adversely affect our business, financial condition and results of operations in several ways. For example, because our supply chain for raw materials, drug substance and drug product is worldwide, including in countries impacted by COVID-19, it could be subject to significant disruptions.  There may be related restrictions on the export, import or shipment of raw materials, drug substance or drug product that could materially delay our business or clinical trials.

Certain of our research and development efforts are also conducted globally, including our ongoing Phase 2b XEN1101 (X-TOLE) clinical trial, which includes investigative sites in North America and Europe. We have already experienced a significant reduction in the rate of new patient enrollment in this trial due to the COVID-19 pandemic and our ability to complete patient enrollment will largely depend on future developments around COVID-19. In addition, our XEN496 Phase 3 clinical trial in KCNQ2-DEE, which is anticipated to start in 2020, is dependent upon our ability to initiate clinical sites and enroll patients despite the ongoing COVID-19 pandemic.

We have also implemented work-from-home measures for the majority of our employees since March 2020, resulting in a reduction of laboratory work and a halt of non-essential business travel. Such measures have negatively affected our employees’ productivity, our ability to perform projects in accordance with certain contractual obligations and our ability to meet other project timelines. As we transition our employees back to our premises, there is a risk that COVID-19 infections could break out at our offices or laboratory facilities and significantly affect our operations. Additionally, if any of our critical vendors are impacted, our business could be affected if we become unable to timely procure essential equipment, supplies or services in adequate quantities and at acceptable prices.

Moreover, the COVID-19 outbreak has caused significant disruption in the global and U.S. financial markets. This could impact our ability to raise additional funding, which may not be available on acceptable terms, if at all.

The extent to which COVID-19 impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. In addition, due to the speed with which the COVID-19 situation is developing and evolving, there is uncertainty around its ultimate impact on public health, business operations and the overall economy; therefore, the negative impact on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact may be material.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the anticipated impact of the COVID-19 pandemic on the Company’s business and operating results, the timing and status of the Company’s development programs and clinical trials and the Company’s expected timing for filing its Quarterly Report on Form 10-Q. These and similar statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of the COVID-19 pandemic on our business, employees, consultants, service providers, shareholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Annual Report on Form 10-K filed on March 9, 2020 as well as any subsequent filings with the SEC and the securities commissions in British Columbia, Alberta and Ontario, for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENON PHARMACEUTICALS INC.

Date: May 6, 2020	By:	/s/ Ian Mortimer
Ian Mortimer
President & Chief Financial Officer